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                                                              EXHIBIT 10.54

                               AMENDMENT NO. 1 TO
                          INTERIM MANAGEMENT AGREEMENT

        THIS AMENDMENT NO. 1 TO INTERIM MANAGEMENT AGREEMENT dated as of February 25, 1998 (the "Amendment") is by and between The Cerplex Group, Inc., a Delaware corporation ("Cerplex") and Aurora Electronics, Inc., a Delaware corporation ("Aurora"). The Amendment amends that certain Interim Management Agreement dated January 30, 1998 (the "Interim Management Agreement") by and between Cerplex and Aurora.

        For good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

        1. Amendment to Interim Management Agreement. Section 1 of the Interim Management Agreement is hereby deleted in its entirety and replaced with the following:

               "1.    For purposes of this Agreement, the "Effective Date"
               shall mean March 4, 1998."

        2. Effect of Amendment. The Interim Management Agreement, as amended, shall remain in full force and effect.










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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.

                                        AURORA ELECTRONICS, INC.



                                        By:  /s/ F. Wayne Withers
                                           ___________________________________

                                        Name: F. Wayne Withers
                                             __________________________________

                                        Title: Senior Vice President, Chief
                                                Financial Officer and
                                                Secretary
                                              _________________________________


                                        THE CERPLEX GROUP, INC.



                                        By: /s/ Robert W. Hughes
                                           ____________________________________

                                        Name: Robert W. Hughes
                                             __________________________________

                                        Title: Chief Financial Officer
                                              _________________________________